FORM 8-k

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):
July 29, 1999



GERMAN AMERICAN BANCORP
(Exact name of registrant as specified in charter)




Indiana                    0-11244                       35-1547518
(State or other            (Commission File Number)      (IRS Employer
jurisdiction of                                          Identification
Incorporation)                                           Number)



711 Main Street, Jasper, Indiana 47546
(Address of Principal Executive Offices)



(812) 482-1314
(Registrant's telephone number, including area code)



NA
(Former Name and Former Address, if changed since last report)


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Item 5. Other Events


     The Registrant on July 29, 1999 announced a stock repurchase program. This program is more completely described in the press release which is attached as
Exhibit 99 and incorporated herein by reference.


Exhibit No. Description

     99 Press Release issued by the Registrant on July 29, 1999.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              GERMAN AMERICAN BANCORP

Date:      August 9, 1999                     By/s/Mark A. Schroeder
           --------------------               ----------------------------
                                              Mark A. Schroeder
                                              President and CEO